UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2014
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On September 10, 2014, Artisan Partners Asset Management Inc. (the “Company”) issued a press release reporting certain information about the Company’s assets under management as of August 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 8.01, including the exhibit incorporated herein by reference, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference in the Company’s filings under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Artisan Partners Asset Management Inc. dated September 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: September 10, 2014

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer